SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                           --------------------

                                                 FORM 8-K

                                              CURRENT REPORT

                                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934


                                              April 8, 2004
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                                    (Date of earliest event reported)



                                     Marsh & McLennan Companies, Inc.
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                          (Exact name of registrant as specified in its charter)




              Delaware                            1-5998                           36-2668272
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  (State or other jurisdiction           (Commission File Number)                (IRS Employer
        of incorporation)                                                      Identification No.)



1166 Avenue of the Americas, New York, NY                                            10036
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(Address of principal executive offices)                                           (Zip Code)



                                               (212) 345-5000
   ---------------------------------------------------------------------------------------------------
                            (Registrant's telephone number, including area code)




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





Item 7.  Financial Statements and Exhibits.

         (a)   None.

         (b)   None.

         (c)   Exhibits

                99.1     Press Release dated April 8, 2004.

Item 9.  Regulation FD Disclosure.

         On April 8, 2004, Marsh & McLennan Companies, Inc.'s Putnam Investments subsidiary issued a press release confirming that it has reached settlement agreements with the Securities and Exchange Commission and the Office of the Secretary of the Commonwealth of Massachusetts in the administrative and cease-and-desist proceedings focusing on market timing in Putnam mutual funds.
A copy of the press release is attached to this Report as an exhibit.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MARSH & McLENNAN COMPANIES, INC.



                                               By:  /s/ Leon J. Lichter
                                                    ----------------------------
                                                    Name:   Leon J. Lichter
                                                    Title:  Vice President &
                                                             Corporate Secretary



Date:  April 8, 2004
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Exhibit Index

Exhibit (99.1):  Press release dated April 8, 2004.